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                                                                    EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 3, 1998, in the Registration Statement (Form
S-11 No. 333-      ) and related Prospectus of HealthCare Financial Partners
REIT, Inc. for the registration of its common stock.





SOLOMON-ROSS-GREY & COMPANY


Encino, California
August 3, 1998